UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 14, 2006

                            WELLCO ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

    NORTH CAROLINA                     1-5555            56-0769274
(State or other jurisdiction        (Commission        (IRS Employer
    of Incorporation)               File Number)     Identification No.)

150 Westwood Circle, P.O. Box 1888, Waynesville, NC             28786
     (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (828)456-3545

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communication pursuant of Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8 - Other Events

Item 8.01   Other Events.

On September 8, 2006, the American Stock Exchange (the "AMEX") gave notice to the Company that, based on the Company's Form 8-K, Current Report, filed on August 23, 2006, with the Securities Exchange Commission, the Company has resolved the continued listing deficiency referenced in the Warning Letter dated May 18, 2006 from the AMEX (the "Warning Letter") pursuant to Section 1009(a)(i) of the AMEX Company Guide (the "Company Guide"). The AMEX also gave notice to the Company that the Company has become subject to the provision of Section 1009(h) of the Company Guide.

The Company's receipt of the Warning Letter was reported in the Company's Form 8-K, Current Report, filed on May 22, 2006, with the Securities Exchange Commission.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WELLCO ENTERPRISES, INC., Registrant

                                            /s/ Lee Ferguson
                                            -----------------------------
September 14, 2006                          Lee Ferguson, President